UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 2, 2025

Date of Report (Date of earliest event reported)

ARS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39756	81-1489190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 120 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 771-9307

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SPRY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 2, 2025, ARS Pharmaceuticals, Inc. (“ARS”), through its wholly owned subsidiary ARS Pharmaceuticals Operations, Inc. (the “Company”), and ALK-Abelló, Inc. (“ALK”) entered into a co-promotion agreement (the “Co-Promotion Agreement”) to co-promote neffy® (epinephrine nasal spray) to up to 9,000 specified pediatricians and other prescribers in the U.S. Accordingly, the Company granted ALK a non-exclusive, royalty-free license to use the neffy trademarks and copyrights and the ARS house marks in the U.S. solely in connection with promoting neffy pursuant to the terms of the Co-Promotion Agreement.

Under the Co-Promotion Agreement, ALK is obligated to start its promotion activities in May 2025 and meet specified ramp-up milestones and minimum detail requirements, using sales representatives that meet specific qualifications. In addition, during the term of the Co-Promotion Agreement and for 180 days thereafter, ALK will not market, sell or manufacture any injection product containing epinephrine in the U.S.

The Company will book all sales of neffy in the U.S. and, subject to the terms of the Co-Promotion Agreement, continue to have sole responsibility for all U.S. commercialization activities, including marketing, medical affairs, market access, production, distribution, pharmacovigilance, quality and safety.

The Company will pay ALK a base fee to compensate ALK for its promotion activities. Payments for the first year of the partnership will be deferred and paid in the second year of the partnership. In addition to the base fee, ALK will be eligible to receive performance-based bonus payments from the Company starting in the second year of the partnership equal to 30% of the portion of neffy net sales generated from the ALK-targeted prescribers in excess of a specified initial market share threshold in year two or a 50% market share threshold during years three and four of the partnership.

The Co-Promotion Agreement expires on the fourth anniversary of the commencement of promotion activities thereunder. Either party may terminate the Co-Promotion Agreement in the event of an uncured material breach of the other party or for either party’s change of control. The Company may terminate the Co-Promotion Agreement in the case of ALK’s insolvency, if ALK fails to meet specified ramp-up timelines, or if ALK markets, sells or commercializes any non-injection product containing epinephrine in the U.S. After the first six months, the Company may terminate the Co-Promotion Agreement if minimum detail requirements are not met for a consecutive three month period. After the first year, the Company may terminate the Co-Promotion agreement for any reason or no reason for a fee (as described below). After the first year, ALK may terminate the Co-Promotion Agreement for any reason or no reason, and ARS may terminate the agreement in the event ALK restructures its sales force. As previously disclosed, the Company entered into a Collaboration, License and Distribution Agreement, dated as of November 9, 2024, with ALK-Abelló A/S, an affiliate of ALK (the “Collaboration, License and Distribution Agreement”), pursuant to which the Company has the right to terminate such agreement if ALK commercializes a non-injectable epinephrine product or manufactures such a product in the United States. The Company has waived its right to terminate the Collaboration, License and Distribution Agreement by reason of ALK’s activities pursuant to and in accordance with the Co-Promotion Agreement for neffy.

Upon termination of the Co-Promotion Agreement by the Company for convenience, so long as ALK has met specified performance thresholds during the term, the Company is obligated to pay ALK a specified mid-to-low double-digit percentage of the portion of neffy net sales generated from the ALK-targeted prescribers in excess of a specified mid-quartile market share threshold that increases over time up to 50% for a specified period after termination, which period decreases in duration the later that the termination occurs. Upon termination of the Co-Promotion Agreement by the Company in connection with a change of control of the Company, the Company is obligated to pay ALK a one-time mid-seven digit to low eight-digit termination fee in an amount that increases the later that the termination occurs.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding potential payments and activities under the Co-Promotion Agreement and ARS’s plans and strategy with respect to promoting its technologies and product. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon ARS’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the Company may not receive the expected benefits under the Co-Promotion Agreement on the timeline it expects, or at all; the fact that the Co-Promotion Agreement may be terminated early; the fact that ARS and the Company will have limited control over the efforts and resources that ALK devotes to promotion activities under the Co-Promotion Agreement; potential safety and other complications from neffy; the labelling for neffy in any future indication or patient population, if approved; the scope, progress and expansion of developing and commercializing neffy; the potential for government and private third-party payors to delay, limit or deny coverage or reimbursement for neffy; the size and growth of the market therefor and the rate and degree of market acceptance thereof vis-à-vis intramuscular injectable products; ARS’s ability to protect its intellectual property position; and the impact of government laws, regulations and policy. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in ARS’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on March 20, 2025. All forward-looking statements contained in this report speak only as of the date on which they were made. ARS undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARS Pharmaceuticals, Inc.

Date: May 2, 2025	By:	/s/ Richard Lowenthal
	Name:	Richard Lowenthal, M.S., MBA
	Title:	President and Chief Executive Officer